EXHIBIT 17


                               FORM OF PROXY CARD

                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

                  (Please Detach at Perforation Before Mailing)
        ................................................................

        THE DREYFUS/LAUREL TAX-FREE MUNICIPL FUNDS
    SPECIAL MEETING OF SHAREHOLDERS SEPTEMBER 15, 1998

The undersigned hereby appoints Steven F. Newman and Jeff S. Prusnofsky, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest in Dreyfus Premier Limited Term California Municipal Fund (the "Fund"), a series of The Dreyfus/Laurel Tax-Free Municipal Funds, that the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York 10166 on September 15, 1998, at 10:00 a.m. (Eastern time) and at any adjournment(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.


PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name or names appear on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title as such.

DATE:________________________ , 1998   ________________________


                                       ________________________
                                       Signature(s)

                                       ________________________
                                       Title(s), if applicable

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES PLEASE INDICATE YOUR VOTE BY MARKING AN "X" IN THE APPROPRIATE BOX BELOW, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Shareholders of the Fund are requested to vote on the following Proposal:

 To approve the proposed Agreement and Plan of Reorganization between Dreyfus Premier Limited Term Municipal California Fund (the "Acquired Fund") and Dreyfus Premier Limited Term Municipal Fund (the "Acquiring Fund") whereby (a) the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of liabilities of the Acquired Fund, (b) the distribution of those Class A, Class B, Class C and Class R shares of the Acquiring Fund to the holders of Class A, Class B, Class C and Class R shares of the Acquired Fund, in each case in an amount equal in net asset value to the holders of such shares, of the Acquired Fund, and (c) the subsequent termination of the Acquired Fund.

            __           __          __
           /__/  YES    /__/  NO    /__/  ABSTAIN


In their discretion, the proxies are, and each of them is, authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain the requisite quorums and for approvals.

                               FORM OF PROXY CARD

                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

                  (Please Detach at Perforation Before Mailing)
          ................................................................

        THE DREYFUS/LAUREL TAX-FREE MUNICIPL FUNDS
    SPECIAL MEETING OF SHAREHOLDERS SEPTEMBER 15, 1998

The undersigned hereby appoints Steven F. Newman and Jeff S. Prusnofsky, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest in Dreyfus Premier Limited Term New York Municipal Fund (the "Fund"), a series of The Dreyfus/Laurel Tax-Free Municipal Funds, that the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York 10166 on September 15, 1998, at 10:00 a.m. (Eastern time) and at any adjournment(s) thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.


PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name or names appear on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title as such.

DATE:________________________ , 1998   ________________________


                                       ________________________
                                       Signature(s)

                                       ________________________
                                       Title(s), if applicable

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES PLEASE INDICATE YOUR VOTE BY MARKING AN "X" IN THE APPROPRIATE BOX BELOW, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Shareholders of the Fund are requested to vote on the following Proposal:

 To approve the proposed Agreement and Plan of Reorganization between Dreyfus Premier Limited Term Municipal New York Fund (the "Acquired Fund") and Dreyfus Premier Limited Term Municipal Fund (the "Acquiring Fund") whereby (a) the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of liabilities of the Acquired Fund, (b) the distribution of those Class A, Class B, Class C and Class R shares of the Acquiring Fund to the holders of Class A, Class B, Class C and Class R shares of the Acquired Fund, in each case in an amount equal in net asset value to the holders of such shares, of the Acquired Fund, and (c) the subsequent termination of the Acquired Fund.

            __           __          __
           /__/  YES    /__/  NO    /__/  ABSTAIN


In their discretion, the proxies are, and each of them is, authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain the requisite quorums and for approvals.